                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                                October 24, 2001

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                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)


          1-11605                                             95-4545390
(COMMISSION FILE NUMBER)                                    (IRS EMPLOYER
                                                         IDENTIFICATION NO.)


  500 South Buena Vista Street, Burbank, California            91521
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (818) 560-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events.

     On October 24, 2001, The Walt Disney Company, a Delaware corporation (the "Company"), completed the issuance and sale to the public of $275,000,000 aggregate principal amount of its 7% Quarterly Interest Bonds due 2031 (the "QUIBS"), pursuant to an Underwriting Agreement, dated October 17, 2001, between the Company and the several underwriters named therein. The Company has granted to the underwriters an option to purchase up to an additional $41,250,000 aggregate principal amount of QUIBS within 30 days from the date of the prospectus supplement relating to the offering to cover over-allotments.

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-67870), as amended, filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and declared effective by the Commission on August 23, 2001, with respect to the Company's issuance and sale of the QUIBS.

Item 7. Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.



Exhibit No.                    Description
1.1                            Underwriting Agreement, dated October 17, 2001, between the Company and the several underwriters named therein.

4.1                            Senior Debt Securities Indenture, dated September
                               24, 2001, between Registrant and Wells Fargo
                               Bank, National Association, as Trustee, pursuant to which the QUIBS have been issued (incorporated by reference to Exhibit 4.1 to Registrant's
                               Current Report on Form 8-K, dated September 24,
                               2001).

4.2                            Officers' Certificate, dated October 24, 2001, establishing the Company's 7%
                               Quarterly Interest Bonds due 2031, as a series under the Senior Debt Securities
                               Indenture.

4.3                            Form of 7% Quarterly Interest Bonds due 2031 (incorporated by reference to Exhibit A to the Officers' Certificate in Exhibit 4.2).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE WALT DISNEY COMPANY



                                              By: /s/ DAVID K. THOMPSON
                                                  -----------------------------
                                                  David K. Thompson
                                                  Senior Vice President
                                                  Assistant General Counsel


Dated:   October 24, 2001




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                                  EXHIBIT INDEX


Exhibit No.                    Description
1.1                            Underwriting Agreement, dated October 17, 2001, between the Company and the several underwriters named therein.

4.1                            Senior Debt Securities Indenture, dated September
                               24, 2001, between Registrant and Wells Fargo
                               Bank, National Association, as Trustee, pursuant to which the QUIBS have been issued (incorporated by reference to Exhibit 4.1 to Registrant's
                               Current Report on Form 8-K, dated September 24,
                               2001).

4.2                            Officers' Certificate, dated October 24, 2001, establishing the Company's 7%
                               Quarterly Interest Bonds due 2031, as a series under the Senior Debt Securities
                               Indenture.

4.3                            Form of 7% Quarterly Interest Bonds due 2031 (incorporated by reference to Exhibit A to the Officers' Certificate in Exhibit 4.2).


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